SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ---------


                                   Form 8-K/A


                                 CURRENT REPORT
  Filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                February 26, 1999
                                -----------------
                 Date of Report (Date of earliest event report)


                          Commission File Number 1-302
                                                 -----


                             ARVIN INDUSTRIES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

            Indiana                                    35-0550190
            -------                                    ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


   One Noblitt Plaza, Box 3000
   ---------------------------
          Columbus, IN                                 47202-3000
          ------------                                 ----------
(Address of principal executive offices)               (Zip Code)




                                 812-379-3000
                                 ------------
               (Registrant's telephone number including area code)



                                 AMENDMENT No. 2

Item 7.  Financial Statements and Exhibits


As previously reported in a Current Report on Form 8-K, dated February 26, 1999 and filed with the Securities and Exchange Commission (SEC) on March 12, 1999, the registrant acquired the Purolator Products automotive filter business from Mark IV Industries, Inc. on February 26, 1999. In connection therewith, the registrant also filed financial statements and reports regarding Purolator Products (Items 7a and 7b) on Form 8-K/A (Amendment No. 1), filed with the SEC on May 12, 1999.

The purpose of this filing is to provide supplemental combined pro forma information for the first quarter of 1999 as follows:

b)       Pro Forma Financial Information (unaudited):

          o Combined Pro Forma Statement of Operations for the Quarter Ended April 4, 1999
          o  Notes to Pro Forma Combined Statement of Operations

Item 7(b) Pro Forma Financial Information

The following unaudited pro forma combined financial information gives effect to the acquisition of Purolator Products ("Purolator") by the registrant in a transaction accounted for as a purchase. It is based on and should be read in conjunction with: 1) the audited financial statements and notes thereto appearing in the registrant's annual report on Form 10-K for the year ended January 3, 1999, 2) the financial statements of Purolator and combined pro forma financial information reported on the registrant's Form 8-K/A (Amendment No. 1, filed on May 12, 1999), and 3) the financial statements and notes thereto appearing in the registrant's Form 10-Q for the first quarter ended April 4, 1999. The unaudited combined pro forma statement of operations included in Form 8-K/A (Amendment No. 1) and in this filing gives effect to the acquisition of Purolator as if the acquisition had occurred on December 29, 1997.

The unaudited pro forma adjustments are based upon available information, preliminary estimates of fair value, and certain assumptions that management believes are reasonable in the circumstances. The allocation of the purchase price, which was based on preliminary estimates of the fair value of assets and liabilities, may vary once the actual fair values of the assets and liabilities are determined. The unaudited pro forma combined financial information does not purport to represent what the registrant's financial position or results of operations would actually have been if the acquisition of Purolator had occurred on January 3, 1999 or December 29, 1997, nor to project the registrant's financial position or results of operations for any future date or period.

             Arvin Industries, Inc.
Pro Forma Combined Statement of Operations (Unaudited)
------------------------------------------------------
       For the Quarter Ended April 4, 1999
 (Dollars in millions, except per share amounts)

                                                        Historical                Pro forma
                                                  ---------------------   -------------------------
                                                                            Acquisition
                                                  Arvin(1) Purolator(2)     Adjust. (3)     Combined
                                                  -------- ------------    --------------   --------

Net Sales                                        $   738.4  $     54.6      $         -     $   793.0
Costs and Expenses:
   Cost of goods sold                                641.6        41.9                -         683.5
   Selling, operating general and administrative      53.4         7.7                -          61.1
   Corporate general and administrative                8.3           -                -           8.3
   Interest expense                                   10.5           -              3.1 (a)      13.6
   Other expense, net                                  2.7          .4               .1 (b)       3.2
                                                    ------        ----              ---         -----
                                                     716.5        50.0              3.2         769.7
                                                    ------        ----              ---         -----

Earnings Before Income Taxes                          21.9         4.6             (3.2)         23.3
   Income taxes                                       (6.8)       (1.6)             1.2 (c)      (7.2)
   Minority interest in net income of
     consolidated subsidiaries                          .4           -                -            .4
   Equity earnings of affiliates                       2.9          .2                -           3.1
                                                    ------        ----              ---           ---

Earnings before cumulative effect of
  accounting change                                   18.4         3.2             (2.0)         19.6
Cumulative effect of accounting change                 (.5)          -                -           (.5)
                                                 --------- -----------      ------------    ---------

Net earnings                                     $    17.9  $      3.2      $      (2.0)    $    19.1
                                                 =========  ==========      ============    =========

Earnings per common share (Basic):
   Before cumulative effect of accounting change $     .76                                  $     .81
   Cumulative effect of accounting change             (.02)                                      (.02)
                                                 ---------                                  ---------
   Total                                         $     .74                                  $     .79
                                                 =========                                  =========

Earnings per common share (Diluted):
   Before cumulative effect of accounting change $     .75                                  $     .80
   Cumulative effect of accounting change             (.02)                                      (.02)
                                                 ---------                                  ---------
   Total                                         $     .73                                  $     .78
                                                 =========                                  =========

Average Common Shares Outstanding (000's)
   Basic                                            24,151                                     24,151
   Diluted                                          24,464                                     24,464


(1) The historical statement of operations for Arvin is for the first quarter ended April 4, 1999 (unaudited), which includes the results for Purolator for the month of March 1999.
(2) The historical statement of operations for Purolator is for the unaudited two month period ended
      January 31, 1999, the most recent information available.
(3) See Notes to Pro Forma Combined Statement of Operations.

Notes to Pro Forma Combined Statement of Operations (unaudited)


The Combined Pro Forma Statement of Operations gives effect to the following pro forma adjustments necessary to reflect the acquisition of Purolator Products:

(a) Quarterly interest charges on $150.0 million of 7 1/8 percent notes maturing in March 2009 and a $125.0 million bank facility, borrowed in connection with the acquisition. The interest rate on the $125 million bank facility is variable and 5.60 percent was assumed in the pro forma statement of operations. A one-eighth of one-percent change in the interest rate on the $125 million facility would result in a change in annual interest expense of approximately $.2 million;

(b) Incremental amortization of goodwill on a straight-line basis over 40 years; and

(c) Income tax adjustment to reflect the U.S. (federal and state) statutory effective tax rate of 38.5 percent.

                           Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.







                           Arvin Industries, Inc.



                           --------------------------------------------

                           Richard A. Smith
                           Vice President-Finance and
                           Chief Financial Officer



Date:  June 22, 1999